BILL OF SALE AND GENERAL ASSIGNMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, **COUNTRYSIDE MHP LLC**, a South Carolina limited liability company ("***Assignor***"), as of this 17th day of December 2020, does hereby grant, bargain, sell, transfer, convey, assign, and deliver unto **GVEST FINANCE LLC**, a North Carolina limited liability company ("***Assignee***"), all of Assignor's right, title and interest (if any, none being warranted hereby, and only to the extent legally assignable or transferrable by Assignor) in and to the following (collectively, the "***Property***"):

(a) All mobile homes or manufactured homes set forth on Exhibit A attached hereto and incorporated herein by reference (the "***Homes***"), which Homes are situated on that certain land described on Exhibit B attached hereto and incorporated herein by reference;

(b) All mechanical systems and equipment comprising a part of or attached to the Homes, including, but not limited to electrical systems, plumbing systems, heating systems, air conditioning systems, security, alarm and entry systems, and satellite, cable or other television systems;

(c) All licenses, permits, approvals and authorizations required for the use and operation of the Homes;

(d) All warranties, guaranties or bonds covering any of the Homes;

(e) All tenant lists, lease files, lease booklets, manuals and promotional and advertising materials concerning the Homes or used in connection with the operation of the Homes;

(g) All security deposits and utility deposits related to the Homes; and

(h) All intangible property, goodwill, rights and privileges owned by Assignor and in any way related to, or used in connection with, the ownership, operation, maintenance, use or occupancy of the Homes.

TO HAVE AND TO HOLD the Property unto Assignee, its successors and assigns forever.

Assignor agrees to take such other actions as reasonably necessary to convey title to the Homes to Assignee, including delivering available certificates of title together with any DMV forms, powers of attorney or other documentation that be reasonably necessary to transfer title to such Homes.

THE PROPERTY IS HEREBY CONVEYED TO ASSIGNEE IN AN "AS IS," "WHERE IS," "WITH ALL FAULTS" CONDITION, AND ASSIGNOR DOES NOT WARRANT, AND HEREBY EXPRESSLY DISCLAIMS, ANY AND ALL WARRANTIES OF TRANSFER, QUALITY, FITNESS AND MERCHANTABILITY RELATING TO ANY OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE CONDITION OF THE PROPERTY OR THE FITNESS OF ANY OF THE PROPERTY CONVEYED HEREBY FOR A PARTICULAR USE OR PURPOSE OR FOR ASSIGNEE'S INTENDED USE OR PURPOSE.

[Signature Page Follows]

IN WITNESS WHEREOF, Assignor has executed this Bill of Sale and General Assignment as of the date first set forth above.

ASSIGNOR:

COUNTRYSIDE MHP LLC,
a South Carolina limited liability company

By: Manufactured Housing Properties Inc.,
its Sole Member

By:__________________________ (SEAL)
Name: Michael Z. Anise
Title: President

Exhibit A

List of Homes

Countryside POHs						
Address	Year	Bed	Bath	Serial #	Title #	Purchase Price
2007 Athena	1996	3	2	H115804GL+R	31349640	14,772.73
2018 Evans Dr.	1999	3	1			14,772.73
2019 Athena	1989	2	2	VAFLK19A23148WG	770290304634832	14,772.73
2028 Athena	1988	2	1	B31652	2292444	14,772.73
2028 Evans Dr.	1999	2	2			14,772.73
2032 Athena	1997	3	2	H204456G	770290243485395c	14,772.73
2035 Athena	1989	2	2	H0NC56014CK2509085	30749308	14,772.73
2036 Athena	1989	3	1			14,772.73
2040 Athena	1986	2	1	Lm-1460-2B-FK	02L23670	14,772.73
2042 Evans Dr.	1984	3	1	FLFL1AD547005809	31800777	14,772.73
2043 Athena	1992	2	2	23924686188	770290117519659	14,772.73
2044 Athena	1995	3	2			14,772.73
2048 Athena	1995	3	2	49959728905	29760433	14,772.73
2049 Athena	1998	3	2	CH1AL17469	770290222883388B	14,772.73
2050 Evans Dr.	1998	2	2	NCFLW41A3980V013	33915161	14,772.73
2052 Athena	1997	3	2	54029	33914333	14,772.73
2053 Athena	1995	3	2			14,772.73
2056 Athena	1990	2	1	GAFLK75A08717WE	2586431	14,772.73
2058 Athena	1996	2	2	49602	29962120	14,772.73
2058 Evans Dr.	2002	3	2	14005745	770290171430942A	14,772.73
2060 Athena	1989	3	2	NCFLH1A49725C013	770290155717868c	14,772.73
2062 Evans Dr.	1999	3	2	GAFLW07A44362BB12	770290220377771B	14,772.73
2065 Athena	1999	3	2	GAFLX75A35374WT11	770290228835594B	14,772.73
2068 Evans Dr.	1989	2	2			14,772.73
2072 Athena	1998	3	2	061480AB	770290169557649D	14,772.73
2072 Evans Dr.	2000	3	2	GAFLX07A46051VZ12	770290183625034	14,772.73
2075 Athena	1986	2	2			14,772.73
2078 Evans Dr.	1988	2	1	NCFC3385	770290310614570C	14,772.73
2079 Athena	2001	3	2	HMSTI5837GA	770290224180163B	14,772.73
2080 Athena	2004	3	2	GMHGA4420330870	770290183624268B	14,772.73
2082 Evans Dr.	1989	3	2	H0C27614CK3220691	29961622	14,772.73
2085 Athena	1984	2	2	GAFL1AE41057055	770290117894565	14,772.73
2086 Athena	1983	2	1	2338205680	23481645	14,772.73
2088 Evans Dr.	1995	3	2	GAFLR07A32418W2	770290152801632	14,772.73
2089 Athena	1983	2	2			14,772.73
2093 Athena	1992	3	2			14,772.73
2094 Evans Dr.	1996	3	2	VAFL519A434375B12	770290134468054D	14,772.73
2097 Athena	1984	2	2	GAFL1AD27056564	20263927	14,772.73
2098 Evans Dr.	1984	2	1.5	NCLF1AD454101850	1809642	14,772.73
2102 Evans Dr.	1989	2	2			14,772.73
2103 Athena	1983	2	1			14,772.73
2104 Evans Dr.	1998	3	2	GAFLW75A32503WL12	770290140755031B	14,772.73
2105 Thomas	1998	3	2	NCLFV69AB14475B512	33094308	14,772.73
2106 Evans Dr.	1998	3	2	13839893	770290186947047B	14,772.73

2110 Thomas	1989	2	1			14,772.73
2111 Athena	1983	2	1			14,772.73
2112 Evans Dr.	1996	3	1	GAFL507A34974W222	770290224181062C	14,772.73
2115 Athena		2	1.5	5H54WGA09853131	20264035	14,772.73
2116 Thomas	1998	3	2	PSHGA20553AB	770290306937019C	14,772.73
2117 Athena	1985	3	2			14,772.73
2118 Evans Dr.	1988	2	2	F2D565142CK6624GA	2585679	14,772.73
2132 Athena	1992	2	1.5	NCFL1AD2354100944	21355685	14,772.73
2132 Evans Dr.	1985	3	2	CCNC701412733N55885	770290296086074B	14,772.73
2138 Athena	1983	2	1			14,772.73
2138 Evans Dr.	1984	2	1	2348116779	40094903	14,772.73
2140 Evans Dr.	1998	3	2	G811807G	770290331347630B	14,772.73
2141 Athena	1994	3	2	CM185358NC	21411186	14,772.73
2149 Athena	1990	3	2			14,772.73
2151 Evans Dr.	1993					14,772.73
2156 Evans	1992	2	1	H101313G	770290117812468B	14,772.73
3001 Crenson	1996	3	2	HHC008950NCA+B	770290310470551	14,772.73
3003 Crenson	1999	3	1	H0GA17H00412	77029013446866B	14,772.73
3005 Crenson	1996	3	2	AAFLT39A05865WH11	770290185784334	14,772.73
3007 Crenson	2000	3	2	MP1810133	770290100746277A	14,772.73
3015 Crenson	1999	3	2	11435567AB	770290186946700B	14,772.73
3016 Crenson	1998	3	2	NCFLV69AB14742B512	32065850	14,772.73
3017 Crenson	1999	2	2	GAFLX39A126		14,772.73
3018 Crenson	1997	2	1	LH5C533960542	770290291985338	14,772.73
3019 Crenson	1999	3	1	NCFLX41A62799V013	770290168161773B	14,772.73
3020 Crenson	1996	3	2	H133744G	31419947	14,772.73
3021 Crenson	2000	3	2	13846108	770290232241791	14,772.73
3022 Crenson	1999	3	2	NCFLX41A62850C013	770290173478386B	14,772.73
3028 Crenson	2000	3	2	13847817	770290291985023C	14,772.73
3029 Crenson	1999	3	2	NCFLX41A64-351-V013		14,772.73
3032 Crenson	1997	3	2	ALBU525367	770290117813987	14,772.73
3034 Crenson	1999	3	2	GAFLW07A43181WW12	770290136660492B	14,772.73
3038 Crenson	2000	3	2	AL16801002026	33914671	14,772.73
3039 Crenson	1997	3	2	13838970	770290139738337B	14,772.73
3040 Crenson	1998	4	2	PH1504GA14499	770290103132087A	14,772.73
3041 Crenson	1998	3	2	VAFLR19A40464WG12	30748759	14,772.73
3042 Crenson	1999	3	2	PH1312GA15485	770290141414141	14,772.73
3043 Crenson	1997	3	2	13839106	770290135006382B	14,772.73
3046 Crenson	1997	3	2	CLM067166TN	770290171420661	14,772.73
3047 Crenson	1999	3	2	NCFLX41A62974V013	33380729	14,772.73
3051 Crenson	1995	3	2	11426989AB	34188150	14,772.73
3052 Crenson	1999	3	2	15RP14722AL	33380340	14,772.73
3054 Crenson	2000	2	2	13846466	33915149	14,772.73
3056 Crenson	1999	3	2	VAFLW19A50901WG12	770760123250200C	14,772.73
Total						1,300,000.00

<u>Exhibit B</u>

Description of Land

All that certain piece, parcel or lot of land, lying, being and situate in Pleasant Hill Township, Lancaster County, South Carolina, located about five (5) miles South of the City of Lancaster, containing approximately thirty-one (31) acres more or less, and being a portion of that land more particularly shown and described on Plat Survey entitled "Trailer City'" made by Paul Clark, RLS in March, 1970 and recorded in the Office of the Clerk of Court for Lancaster County in Plat Book 19, at Page 113, reference to which plat is craved for a more minute description. This tract is all of that land comprising that parcel identified in the Lancaster County Tax Assessor's Office as Tax Map 0087-00-096.01 and is all of that land appearing on the above described plat minus those parcels identified as Tax Map # 0087-00-096.03 and Tax Map # 0087-098.

Also being described as that certain piece, parcel or lot of land lying, being and situate in Gills Creek Township, Lancaster County, South Carolina, being designated as that 36.075 total gross acres and 32.424 net acres, more or less on a plat made by Jack Smith Surveying recorded August 7, 1996 in Plat Book 96 at Page 15. Reference to said plat is hereby craved for a more complete description.

Less and Except that .412 acre piece as shown on Plat Book 96, Page 260 and recorded in the Lancaster County Register of Deeds in Deed Book K-14, Page 142.

Less and Except all that certain parcel of land containing 0.005 hectacres (0.012 acre) more or less, and any improvements thereon owned by Curtis L. Crenshaw and Michael C. Crenshaw, shown as the "Area of Acquisition" on Exhibit A attached to the deed recorded in Book 60, Page 30 of the Lancaster County Register of Deeds.